UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: March 15, 2012

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On March 15, 2012, National CineMedia, Inc. (“NCM, Inc.”), as sole manager of National CineMedia, LLC (“NCM LLC”), provided written notice setting forth the determination of common membership units due to/from the members of NCM LLC (the “Founding Members”) as shown in the table below, in accordance with the Common Unit Adjustment Agreement dated as of February 13, 2007, by and among NCM, Inc., NCM LLC, Regal CineMedia Holdings, LLC (“Regal”), American Multi-Cinema, Inc. (“AMC”), Cinemark Media, Inc. (“Cinemark”), Regal Cinemas, Inc. (“RCI”) and Cinemark USA, Inc. Regal, AMC and Cinemark are referred to collectively as the “Founding Members.” The “Founding Member Group” means, with respect to each Founding Member, the Founding Member, its ESA Party, and their Affiliates. The common membership units will be issued on March 29, 2012, the settlement date, to RCI and Cinemark. AMC has elected to pay NCM LLC an amount equal to AMC’s negative Common Unit Adjustment Equivalent on the settlement date. Following is a summary of the NCM LLC ownership units that will result from this most recent Common Unit Adjustment:

Founding Member Group	Number of Units Owned Prior to 2011 Adjustment (as of Dec. 29, 2011)	Number of Units Issued/(Surrendered) per 2011 Adjustment	Total Number of Units Owned Post 2011 Adjustment (as of Dec. 29, 2011)
AMC	17,323,782	0	17,323,782
Cinemark	17,495,920	598,724	18,094,644
Regal	22,060,262	52,888	22,113,150
NCM, Inc. (1)	53,934,605	0	53,934,605

Total	110,814,569	651,612	111,466,181

(1)	Excludes restricted shares which have vested and stock options which have been exercised subsequent to December 29, 2011.

Following the issuance of common membership units pursuant to the Common Unit Adjustment Agreement for fiscal 2011, each Founding Member Group’s ownership interest in NCM LLC will change as follows:

Founding Member Group	Ownership Interest Prior to 2011 Adjustment (as of Dec. 29, 2011)	Ownership Interest Post 2011 Adjustment (as of Dec. 29, 2011)	Change
AMC	15.63%	15.54%	- 0.09
Cinemark	15.79%	16.23%	+ 0.44
Regal	19.91%	19.84%	- 0.07
NCM, Inc. (1)	48.67%	48.39%	- 0.28

(1)	Excludes restricted shares which have vested and stock options which have been exercised subsequent to December 29, 2011.

Pursuant to NCM, Inc’s Amended and Restated Certificate of Incorporation and NCM LLC’s Third Amended and Restated Limited Liability Company Operating Agreement, members of NCM LLC, other than NCM, Inc., may choose to have common membership units redeemed, and NCM, Inc. may elect to issue cash or shares of its common stock on a one-for-one basis. Therefore, the NCM LLC units issued to the Founding Members may be redeemable for an equal number of shares of NCM, Inc.’s common stock.

Neither NCM, Inc. nor NCM LLC received any cash consideration in exchange for the issuance of the units. In addition to the issuance of the units to Cinemark and RCI, cash will be paid in lieu of partial units in the amounts of $12.44 and $5.84 to Cinemark and RCI, respectively. A cash payment of $213,804.55 will be received from AMC in lieu of surrendering 16,727 whole units and one partial unit.

The units will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided for by Section 4(2) thereof for transactions not involving a public offering. Appropriate legends have been affixed to the securities issued in this transaction. The Founding Members had adequate access, through business or other relationships, to information about NCM, Inc.

Discussion of Common Unit Adjustment Calculation

Methodology

The Common Unit Adjustment Agreement provides a mechanism for adjusting membership units held by the Founding Members, based on increases or decreases in attendance associated with theatre additions and dispositions by each Founding Member. The adjustment of membership units pursuant to this agreement are conducted annually, except that an earlier adjustment will occur for a Founding Member if its acquisition or disposition of theatres, in a single transaction or cumulatively since the most recent adjustment, will cause a change of two percent or more in the total annual attendance.

Increases in attendance associated with theatre additions are included in the unit adjustment if arising from acquisition of a theatre or opening of a newly constructed theatre, except that lease renewals and extensions are not included and acquired theatres, subject to an agreement with an alternative cinema advertising provider, will not be included until certain run out payments are made to NCM LLC by the Founding Member acquiring the theatre pursuant to its ESA or until such third party cinema advertising agreement expires.

Decreases in attendance associated with theatre dispositions are included in the unit adjustment if arising from the closure or sale of a theatre, unless the purchaser or sublessee enters into an agreement with NCM LLC similar to the ESA, the theatre is closed at the end of its lease term in effect on February 13, 2007 (the Common Unit Adjustment Agreement date), the theatre is closed at the end of an initial term of a lease entered into after February 13, 2007, or a non-digitized theatre is closed within the last three years of the term of a lease in effect on February 13, 2007.

The changes in 2011 attendance were calculated based on full year 2011 attendance for acquired theatres that were open for the entire 2011 period and based on the twelve months prior to the disposition date for theatres that were disposed; however, if an acquired or new build theatre was not operating during the entire 2011 period, the change in annual attendance was calculated based on 75% of the projected, year 1 annual attendance for such theatre, as determined in approving development by the Founding Members’ board of directors (or other investment committee designated by the board). Additionally, in the calculations for adjustment upon acquisition, new openings, closures or disposition, only one-half of the attendance was included for theatres that were not digitized.

In the case of acquired or new build theatres in which the 75% of projected, year 1 annual attendance was used in prior Common Unit Adjustments, an additional adjustment or “true-up” was made to the net increases and decreases in attendance. This adjustment was calculated as the variance between the attendees applied in the prior Common Unit Adjustment and the actual, year 1 attendance for such theatres.

Discussion of changes in screens and attendance:

•	The aggregate net attendance adjustment used in calculating the Common Unit Adjustment was an increase of 2,355,280 attendees.

•

The total attendance increase was 3,006,000 attendees, of which all related to newly opened theatres (projected attendance of 4,008,000 weighted at 75%) and all attendees were from digital screens. A total of 106 screens were added resulting in an average attendance per added screen of approximately 28,358.

•

The total attendance decrease due to dispositions was 1,245,928 attendees, of which 1,190,665 attendees were from digital screens and 55,263 attendees were from non-digital screens (attendance of 110,527 weighted at 50%). A total of 89 screens were disposed of resulting in an average attendance per disposed screen of approximately 13,999.

•

The total attendance increase due to an adjustment between the projected, year 1 attendance of 9 new builds included in the prior Common Unit Adjustment and the actual, year 1 attendance for these 9 new build theatres was 595,208 attendees.

•

Though excluded from the calculation, it is important to note that the decrease in attendance due to end of lease screen closures was 2,275,070 attendees, of which 1,621,492 attendees were from digital screens and 653,578 attendees were from non-digital screens (attendance of 1,307,156 weighted at 50%). A total of 149 screens were excluded, of which all were due to end of lease screen closures resulting in an average attendance per excluded screen of approximately 15,269. These attendees are approximately 65% of the total attendance loss from dispositions and end of lease closures.

Calculation of the Common Unit Adjustment (1): (as of and for the fiscal year ended December 29, 2011, except as noted)

Outstanding NCM LLC Equity Equivalents (2)	111,520,062
Times – NCM, Inc. Share Price (3)	$12.782

NCM LLC Equity Value	$1,425,449,432

NCM LLC Long-Term Funded Debt	$794,000,000
Less NCM LLC Cash and Cash Equivalents	$(9,207,602)

NCM LLC Enterprise Value	$2,210,241,830

Divided by – Attendance Total (4)	641,486,306

NCM LLC Enterprise Value per Attendee	$3.4455012

Times – aggregate Net Attendance Adjustment (for the period December 31, 2010 through December 29, 2011)	2,355,280

Common Unit Adjustment Equivalent (Value of aggregate Net Attendance Adjustment)	8,115,120

Divided by – NCM, Inc. Share Price (3)	$12.782

Common Unit Adjustment (in whole units)	651,612

Net Cash received in lieu of units-Founding Members	$(213,786.27)

(1)	Terms as defined in the Common Unit Adjustment Agreement dated as of February 13, 2007.
(2)	Includes 53,927,148 60-day weighted average shares of NCMI outstanding common stock, 56,879,964 60-day weighted average NCM LLC units held by the Founding Members and 712,950 restricted shares and outstanding options deemed exercised under the treasury stock method.
(3)	Represents the 60-day weighted average share price of NCM, Inc.
(4)	Includes attendees from network affiliates and Regal Consolidated theatres.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 3.1 from NCM, Inc.’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on May 6, 2011.)

10.1	National CineMedia, LLC Third Amended and Restated Limited Liability Company Operating Agreement dated as of February 13, 2007, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.1.1	First Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of March 16, 2009, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1.1 from NCM, Inc.’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on August 7, 2009.)

10.1.2	Second Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of August 6, 2010, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1 from NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on August 10, 2010.)

10.2	Common Unit Adjustment Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., National CineMedia, LLC, Regal CineMedia Holdings, LLC, American Multi-Cinema, Inc., Cinemark Media, Inc, Regal Cinemas, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.6 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.3	Registration Rights Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., American Multi-Cinema, Inc., Regal CineMedia Holdings, LLC and Cinemark Media, Inc. (Incorporated by reference to Exhibit 10.11 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

Exhibit	Description

10.4.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.5	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.5.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.5.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.6	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.4 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.6.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.6.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, NCM, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, LLC By: National CineMedia, Inc., its Manager

Dated: March 20, 2012	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary